FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     This First Amendment, made and entered into effective the 21st day of December, 1993, by and between Oxboro Medical International, Inc., a Minnesota corporation (the"Company"), and HARLEY HAASE (the "Executive").

                               W I T E S S E T H:

     WHEREAS, the Executive and the Company entered into an Employment Agreement effective April 1, 1993 (the "Employment Agreement"); and

     WHEREAS, references are made throughout the Employment Agreement to a "Deferred Compensation Agreement" by and between the Executive and the Company, effective as of April 1, 1993 (the "Deferred Compensation Agreement"); and

     WHEREAS, the Deferred Compensation Agreement was never executed by the Executive and the Company and is of no force or effect; and

     WHEREAS, the Executive and the Company now desire to amend the Employment Agreement by deleting all references to the Deferred Compensation Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, the parties hereto agree as follows:

     1. All references to the Deferred Compensation Agreement (as identified at Section 8(b) of the Employment Agreement) are hereby deleted from the Employment Agreement, effective as of April 1, 1993, and all references in the Employment Agreement to the Deferred Compensation Agreement shall be null and void and of no force or effect.

     2. Except as hereby amended, the Employment Agreement between the parties remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to the Employment Agreement on the day and year first above written.

                                              OXBORO MEDICAL INTERNATIONAL, INC.

                                                     By: /s/ Larry Rasmusson
                                                     Director

                                                     By: /s/ Dennis L. Mikkelson
                                                     Director

                                                     EXECUTIVE

                                                     /s/ Harley Haase
                                                     Harley Haase